UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

60 Heartland Boulevard, Edgewood, New York		11717
(Address of Principal Executive Offices)		(Zip Code)

(631) 586-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2015, CPI Aerostructures, Inc. (the “Registrant”) entered into a Second Amendment to Amended and Restated Credit Agreement (the “Amendment”), effective March 31, 2015, with Santander Bank, N.A., formerly known as Sovereign Bank, N.A., as Sole Arranger, Agent, a Lender and Swap Provider, Valley National Bank, as a Lender and other financial institutions from time to time parties thereto as lenders (collectively, the “Lender”), dated as of December 5, 2012, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 6, 2014 (the “Credit Agreement”) to amend the definitions of (a) “Applicable Margin” and (b) “Maximum Leverage Ratio” in the Credit Agreement.

The revolving credit loans under the Credit Agreement may be Eurodollar loans or base rate loans, or a combination thereof, as elected by the Company in accordance with the Credit Agreement. As amended, Eurodollar loans bear interest at a rate per annum equal to the LIBOR rate, plus an Applicable Margin of between 2% and 2.75% depending on the Company’s “Leverage Ratio” (as defined in the Credit Agreement). If the Leverage Ratio equals or exceeds 3.00x, then the Base Rate Margin (as defined in the Credit Agreement) will increase from 0% to 0.25%. The Commitment Fee (as defined in the Credit Agreement) will vary from 0.20% to 0.30% based on the Applicable Margin.

Pursuant to the Amendment, the Company agreed to maintain a Maximum Leverage Ratio (as defined in the Amendment) to be more than the ratios indicated for each period specified below:

Period Ending	Ratios
December 31, 2013 through December 31, 2014	2.75 to 1.0
March 31, 2015	3.25 to 1.0
June 30, 2015	3.75 to 1.0
September 30, 2015	3.50 to 1.0
December 31, 2015	3.00 to 1.0
March 31, 2016 and each fiscal quarter end thereafter	2.75 to 1.0

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2015, the Registrant issued a press release announcing its financial results for the quarter ended March 30, 2015. The press release is attached to this Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, as of March 31, 2015, by and between CPI Aerostructures, Inc. and Santander Bank, N.A and Valley National Bank.

99.1	Press Release dated May 5, 2015, reporting the Registrant’s financial results for its quarter ended March 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2015	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, as of March 31, 2015, by and between CPI Aerostructures, Inc. and Santander Bank, N.A and Valley National Bank.

99.1	Press Release dated May 5, 2015, reporting the Registrant’s financial results for its quarter ended March 30, 2015.